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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                   ________________


                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                     July 9, 1997
                   Date of report (Date of earliest event reported)


                         PACIFIC REAL ESTATE INVESTMENT TRUST
                  (Exact Name of Registrant as Specified in Charter)



         California                     0-8725                 94-1572930
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.)


                            1010 El Camino Real, Suite 210
                             Menlo Park, California 94025
                            (Address of Executive Offices)

                                    (415) 327-7147
                  Registrant's telephone number, including area code

                                         N/A
            (Former Name or Former Address, If Changed Since Last Report)


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Item 5.  Other Events

    At a regular meeting of the Board of Trustees of Pacific Real Estate Investment Trust, a California real estate investment trust ("PREIT"), held on April 11, 1997, the Trustees resolved to recommend to the shareholders of PREIT the dissolution of PREIT, the orderly liquidation of the balance of PREIT's assets and the distribution of the net proceeds to its shareholders. PREIT announced the recommendation for dissolution and liquidation to its shareholders in a Shareholder Letter dated June 4, 1997. The Trustees and PREIT's management are currently preparing a plan for the dissolution of PREIT to be proposed to the shareholders.

                                SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 9, 1997

                             PACIFIC REAL ESTATE INVESTMENT TRUST


                             By:  /s/ Robert C. Gould
                                ------------------------------------------
                                  Robert C. Gould, Vice President

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                            INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------
99.1           Shareholder Letter dated June 4, 1997